UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2007

SUNESIS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51531	94-3295878
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

341 Oyster Point Boulevard South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2007, Sunesis Pharmaceuticals, Inc. (“the Company”), and Valerie L. Pierce (“Ms. Pierce”), entered into an Executive Severance Benefits Agreement pursuant to Ms. Pierce’s appointment as the Company’s Senior Vice President, General Counsel and Corporate Secretary on April 17, 2007.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Executive Severance Benefits Agreement dated May 14, 2007.

* * * * * * * * *

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNESIS PHARMACEUTICALS, INC.

Date: May 15, 2007	By:	/s/ VALERIE L. PIERCE
Valerie L. Pierce
Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

EX-99.1	Executive Severance Benefits Agreement dated May 14, 2007